UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2007

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14330	57-1003983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9335 Harris Corners Parkway, Suite 300 Charlotte, North Carolina		28269
(Address of Principal Executive Offices)		(Zip Code)

(704) 697-5100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2007, Polymer Group, Inc. (the “Company”) announced that Michael Hale, age 57, was appointed Chief Operating Officer of the Company, effective July 10, 2007. In this newly-created position, Mr. Hale will manage operations of all of the Company’s regional businesses in the U.S., Europe, Latin America, Canada and Asia and the corporate engineering function. Mr. Hale previously served as Vice President and General Manager for the Company’s U.S. nonwovens business since 2003. From 2001 to 2003, Mr. Hale served the Company as Vice President, Product Supply. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)                                  Exhibits

99.1                        Press Release dated July 16, 2007 announcing appointment of Michael Hale to Chief Operating Officer of Polymer Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: July 16, 2007	/s/ Willis C. Moore, III
Willis C. Moore, III
Chief Financial Officer